 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2025 (October 1, 2025)
The Pennant Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38900	83-3349931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 E Riverside Drive, Suite 150,
Eagle, ID 83616

(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code: (208) 506-6100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PNTG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2025, The Pennant Group, Inc. (the “Company”) consummated the previously announced acquisitions contemplated by that certain Purchase Agreement (the “Purchase Agreement”), dated April 30, 2025, as amended by the First Amendment to Purchase Agreement dated October 1, 2025 (the “Amendment”), by and among the Company, its wholly-owned subsidiaries, Cornerstone Healthcare, Inc. (“Equity Buyer”) and Tensaw River Healthcare LLC (“Asset Buyer”), and UnitedHealth Group Incorporated (“UnitedHealth”), Amedisys, Inc. (“Amedisys”) and certain other sellers (collectively, the “Sellers”). Pursuant to the Purchase Agreement, as amended by the Amendment, Entity Buyer agreed to acquire from the Sellers certain equity interests in, and Asset Buyer agreed to acquire from the Sellers certain assets of, certain subsidiaries of UnitedHealth and Amedisys related to the business of providing home health, hospice, or palliative care services through certain providers (the “Transaction”).

The total consideration for the Transaction was $146,531,160 in cash, which is subject to certain post-closing adjustments pursuant to the Purchase Agreement, as amended by the Amendment. Except for the Transaction, there are no material relationships between the Company, its affiliates, and the Sellers.

Item 7.01. Regulation FD Disclosure.

On October 2, 2025, the Company published a press release announcing the closing of the Transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company dated October 2, 2025 announcing the closing of the Transaction.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2025	THE PENNANT GROUP, INC.
	By:	/s/ BRENT J. GUERISOLI
Brent J. Guerisoli
Chief Executive Officer